Before you invest, you may want to review the Goldman Sachs Future Health Care Equity ETF (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at www.gsamfunds.com/ETFfunds. You can also get this information at no cost by calling 800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated November 3, 2021, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses[1]	0.00%

Total Annual Fund Operating Expenses	0.75%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$240

PORTFOLIO TURNOVER

The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. Because the Fund has not yet commenced operations as of the date of the Prospectus, there is no portfolio turnover information quoted for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments in U.S. and non-U.S. health care companies.

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”) generally defines a health care company as a company in the health care sector. The Investment Adviser may use the classifications assigned by third parties but is not required to do so. The Fund seeks to achieve its investment objective by investing in health care companies

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that the Investment Adviser believes are driving innovation in health care, by developing either new treatments or new technologies, primarily in the fields of genomics, precision medicine, technology-enabled procedures and digital healthcare. The Investment Adviser seeks to identify companies at various growth stages, including dominant businesses with strong competitive advantages, companies that are early innovators and have developed new treatments or technologies, and companies that are enabling new treatments or technologies that have the potential to disrupt existing markets or serve existing markets more efficiently.

Equity investments may include common stock, preferred stock, warrants and other rights to acquire stock, American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), and global depositary receipts (“GDRs”), underlying funds (including exchange-traded funds (“ETFs”)), and futures, forwards, options and other instruments with similar economic exposures. The Fund may invest in companies that only recently began to trade publicly. The Fund may invest in underlying ETFs, exchange-traded products (“ETPs”) and/or money market funds, including those that currently exist or that may become available for investment in the future for which the Investment Adviser or an affiliate now or in the future acts as investment adviser or principal underwriter. The Fund may also invest in unaffiliated ETFs, ETPs and/or money market funds.

The Fund generally intends to invest in companies that the Investment Adviser believes are aligned with key themes associated with innovation in health care, which include, but are not limited to, genomics, precision medicine, technology-enabled procedures, and digital healthcare (the “Key Themes”).

The Key Themes currently are:

Genomics: represents companies that, in the Investment Adviser’s view, provide, invest in or help create products, services or technologies in areas including, but not limited to, sequencing, diagnostic testing and the genomics supply chain.

Precision Medicine: represents companies that, in the Investment Adviser’s view, provide, invest in or help create products, services or technologies in areas including, but not limited to, targeted oncology, gene/cell therapy and rare diseases.

Technology-Enabled Procedures: represents companies that, in the Investment Adviser’s view, provide, invest in or help create products, services or technologies in areas including, but not limited to, robotic surgery and minimally invasive procedures.

Digital Healthcare: represents companies that, in the Investment Adviser’s view, provide, invest in or help create products, services or technologies in areas including, but not limited to, connected devices, digital transformation, and online health.

The Key Themes and related areas of investment may change over time at the sole discretion of the Investment Adviser without prior notice to shareholders. In addition, the Fund is permitted to make investments that are not aligned with the Key Themes. In selecting investments, the Investment Adviser will not seek to allocate a specified portion of the Fund’s portfolio to each particular Key Theme, and the allocation of the Fund’s investments across the Key Themes will vary over time in the Investment Adviser’s sole discretion. The Fund may not allocate its investments to each Key Theme at all times and an investment may be aligned with multiple Key Themes at the same time.

The Investment Adviser’s belief may be informed by, among other things, company disclosure, third-party research, engagement with the companies, or subjective criteria including the Investment Adviser’s own research, expectations, or opinions. A company in which the Fund invests may not currently or in the future derive any revenue from its association with innovation in health care.

The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors with traditional fundamental factors. No one factor or consideration is determinative in the stock selection process.

The Fund intends to have investments economically tied to at least three countries, including the United States, and may invest in the securities of issuers economically tied to emerging market countries. The Fund may invest without restriction as to company capitalization and may invest significantly in small- and mid-capitalization companies.

The Fund concentrates its investments (i.e., holds more than 25% of its total assets) in securities of issuers in the health care industries.

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED FUNDS.

The Fund is an actively managed ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund’s principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.

Goldman Sachs (as defined herein) and its affiliates advise accounts and funds which have investment objectives, investment strategies and/or policies similar to those of the Fund, and such accounts and funds will have portfolio holdings that overlap with the Fund. Due to differences in tax management considerations and implementation techniques, trades of the Fund’s portfolio are generally executed after those of such accounts and funds. As a result, the Fund’s investment results may be higher or lower, and potentially significantly lower, than those of such accounts and funds.

Depositary Receipts Risk. Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

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Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often underdeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk. If the Fund focuses its investments in issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Health Care Sector Risk. The Fund will be subject to greater sensitive to the overall condition of the health care sector because of its concentration. Companies in the health care sector may be affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection and are subject to extensive litigation based on product liability and similar claims.

Industry Concentration Risk. The Fund concentrates its investments in specific industries or groups of industries that have historically experienced substantial price volatility. The Fund is subject to greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries or groups of industries. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of companies in comparison to other funds. This relatively small number of issuers may subject the Fund to greater risks, because a decline in the value of any single investment held by the Fund may adversely affect the Fund’s overall value more than it would affect that of a fund holding a greater number of investments.

Large Shareholder Risk. Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

The securities held by the Fund may be traded in markets that close at a different time than the stock exchange on which the Fund’s Shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

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Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Seed Investor Risk. GSAM and/or its affiliates may make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from GSAM and/or its affiliates have ceased. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund, including on the Fund’s liquidity and the market price of the Fund’s shares.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Thematic Investing Risk. The Fund’s thematic investment strategy limits the universe of investment opportunities available to the Fund and will affect the Fund’s exposure to certain companies, sectors, regions, and countries, which may result in the Fund forgoing opportunities to buy or sell certain securities when it might otherwise be advantageous to do so. Adhering to the Fund’s thematic investment strategy may also affect the Fund’s performance relative to similar funds that do not seek to invest in companies exposed to the Key Themes. There is no guarantee that the Investment Adviser’s views, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor or that companies in which the Fund invests will be successful in their efforts to drive innovation in health care. In addition, the Investment Adviser is not required to monitor on an ongoing basis whether a current holding continues to be aligned with one or more of the Key Themes or otherwise associated with innovation in health care. The Fund is not required to sell, and may instead add to, positions in holdings that no longer continue to be aligned with one or more of the Key Themes or associated with innovation in health care.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of foreign securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

PERFORMANCE

Because the Fund had not yet commenced investment operations as of the date of the Prospectus, there is no performance information quoted for the Fund. Once available, the Fund’s performance information will be available at no additional cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund.

Portfolio Managers: Jenny Chang, Vice President; Raj Garigipati, Managing Director; Jamie McGregor, Vice President; and Anant Padmanabhan, Vice President, has each managed the Fund since inception.

BUYING AND SELLING FUND SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e.,a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), is included on the Fund’s website at www.gsamfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), GSAM or other related companies may pay the intermediary for the sale of Fund Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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